SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         Amendment No. 1

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (date of event reported):  October 31, 2000.


                 WESTERN MEDIA GROUP CORPORATION
     (Exact name of registrant as specified in its charter)

                  Commission File No.  2-71164

              Minnesota                        41-1311718
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


    11900 Wayzata Blvd., Suite 100  Hopkins, MN              55305
(Address of principal executive offices)                   (Zip Code)


         Registrant's Telephone Number:  (612)-546-1332


                         Not Applicable
      (Former name, former address and former fiscal year,
                  if changed since last report)

            ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Change in Control Transaction

     On October 31, 2000, Western Media Group Corporation, Pink Sheet symbol WMGC ("Company") issued 9,000,000 shares of its common stock to DDR, Ltd. ("DDR") in connection with certain transactions contemplated under a Consulting Agreement dated October 11, 2000 and Acquisition Agreement dated October 27, 2000 (collectively the "DDR Agreements"). These shares were issued following a recapitalization of the Company in which the Company increased the number of authorized shares to 100,000,000, par value $0.001, consisting of 95,000,000 shares of common stock and 5,000,000 shares of preferred stock without designation as to series, rights, or preferences, and a 1 for 10 reverse split in the issued and outstanding common shares. The recapitalization was approved at a meeting of the stockholders held on October 10, 2000. At the meeting, the stockholders also elected Patrick L. Riggs and Raymond T. Minicucci as directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

     Under the DDR Agreements, DDR agreed to provide over a period of one-year consulting services to the Company in connection with private and public financing, securities broker and investor relations, and mergers and acquisitions, including a proposed acquisition of K-Rad Konsulting, LLC, of Huntington, New York ("KKL") which was a wholly owned subsidiary of DDR. In consideration for such services, the Company agreed to sell to DDR 9,000,000 post-reverse split shares for $900. The DDR Agreements also provide for the acquisition of KKL in exchange for 100,000 shares of the Company's common stock. Pursuant to the verbal agreement of the parties to modify the terms of the written DDR Agreements, the Company issued 9,000,000 shares of common stock to acquire all of the member interest in KKL from DDR, and DDR agreed to continue to provide the consulting services described in the DDR Agreements in consideration for the benefits derived from the Company common stock issued to DDR.

     The purchase price was determined through arms-length negotiations between the Company and DDR on the basis of the net assets of KKL and the goodwill associated with the business. The owners of DDR, Dennis Helfman, Donald Helfman and Bita Azarieh were not affiliated or associated with the Company or its affiliates prior to the acquisition.

     As a result of the reverse stock split and the transaction with DDR, DDR acquired approximately 78.3% of the 11,499,310 shares of common stock of the Company outstanding on October 31, 2000.

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On October 31, 2000, the Company acquired from DDR all of the member interest in K-Rad Konsulting, LLC, as described under
Item 1, above. In connection with the transaction, the board of directors of the Company appointed Konrad Kim as a director of the Company.

     KKL is engaged in the business of providing computer network and software system consulting, installation, and maintenance services to businesses. KKL commenced business in February 2000, and from February 10, 2000 through September 30, 2000, had an unaudited net income of $40,493 on total revenue of $60,470.

           ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements.

(a) Financial Statements. Included in this filing are the following reports and financial statements of K-Rad Konsulting, LLC, for the period from inception on February 10, 2000 to September 30, 2000

     Auditor's Report
     Balance Sheet
     Statements of Income and Member's Equity
     Statement of Cash Flows
     Notes to Financial Statements

(b) Pro Forma Financial Information. Included in this filing is the following proforma financial information giving effect to the acquisition of K-Rad Konsulting, LLC

     Proforma Consolidated Balance Sheet
     Proforma Consolidated Statements of Operations
     Proforma Consolidated Statement of Stockholders' Equity (Deficit) Proforma Consolidated Statements of Cash Flows

(c) Exhibits. Copies of the following documents were included as exhibits in the initial filing of this report with the Securities and Exchange Commission on November 13, 2000, and are incorporated herein by this reference.

 Exhibit  SEC Ref.   Title of Document
   No.       No.

    1       (10)     Consulting Agreement with DDR, Ltd.  dated
                     October 11, 2000

    2        (2)     Acquisition Agreement pertaining to  K-Rad
                     Konsulting,
                     LLC, dated October 27, 2000

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Western Media Group
Corporation


DATED: December 28, 2000                By:/s/ Patrick l. Riggs
                                          Patrick L. Riggs, President

                       KRAD KONSULTING, LLC
                       FINANCIAL STATEMENTS
           FOR THE PERIOD FEBRUARY 10, 2000 (INCEPTION)
                       TO SEPTEMBER 30, 2000


                         TABLE OF CONTENTS

                                                                       Page No.

AUDITOR'S REPORT...................................................        1

FINANCIAL STATEMENTS

             Balance Sheet.........................................        2

             Statements of Income and Member's Equity..............        3

             Statement of Cash Flows...............................        4

             Notes to Financial Statements.........................        5

                        STEWART H. BENJAMIN
                 CERTIFIED PUBLIC ACCOUNTANT, P.C.
                       27 SHELTER HILL ROAD
                        PLAINVIEW, NY 11803

                     TELEPHONE: (516) 933-9781
                    FACSIMILE:  (516) 827-1203

INDEPENDENT AUDITOR'S REPORT

To the Member
Krad Konsulting, LLC
Huntington, New York

I have audited the accompanying balance sheet of Krad Konsulting, LLC as of September 30, 2000, and the related statements of income, member's equity, and cash flows for the period February 10, 2000 (Inception) to September 30, 2000. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Krad Konsulting, LLC as of September 30, 2000, and the results of its operations and cash flows for the period February 10, 2000
(Inception) to September 30, 2000, in conformity with generally accepted accounting principles.



Stewart H. Benjamin
Certified Public Accountant, P.C.

Plainview, New York

December 7, 2000

                       KRAD KONSULTING, LLC
                           Balance Sheet
                        September 30, 2000

                             ASSETS

Current assets:
 Cash                                                            $      127
 Accounts receivable                                                  8,300
 Due from member                                                     13,285
 Loan receivable                                                      5,000

                                                                     26,712

Property and equipment:
   Office equipment                                                   2,372
   Automobiles                                                       15,990
                                                                     18,362
 Accumulated depreciation                                            (3,534)
                                                                     14,828

Other assets:
 Investments in partnerships                                          5,046

                                                                 $   46,586


                  LIABILITIES AND MEMBER'S EQUITY


Current liabilities:
  Accounts payable                                               $   6,093

Equity:
  Member's equity                                                   40,493

                                                                 $  46,586


   The accompanying notes are an integral part of the financial statements.

                       KRAD KONSULTING, LLC
             Statements of Income and Member's Equity
For the Period February 10, 2000 (Inception) to September 30, 2000


Revenue:
  Consulting income                                      $     60,470

Costs and expenses:
   Depreciation                                                 3,534
   General and administrative                                  16,443

                                                               19,977

Net income                                                     40,493

Member's equity - February 10, 2000 (inception)                    --

Member's equity - September 30, 2000                      $    40,493


   The accompanying notes are an integral part of the financial statements.

                        KRAD KONSULTING, LLC
                      Statement of Cash Flows
For the Period February 10, 2000 (Inception) to September 30, 2000

Cash flows from operating activities:
 Net income                                                     $   40,493
 Adjustments to reconcile net income to net
   cash used in operating activities:
 Depreciation                                                        3,534
   Changes in assets and liabilities:
   Increase in accounts receivable                                  (8,300)
   Increase in amounts due from member                             (13,285)
   Increase in loan receivable                                      (5,000)
   Increase in accounts payable                                      6,093
   Net cash provided by operating activities                        23,535

Cash flows from investing activities:
 Purchases of equipment                                            (18,362)
 Investments in partnerships                                        (5,046)
 Net cash used in investing activities                             (23,408)

Cash flows from financing activities:                                   --

Net increase in cash                                                   127
Cash at beginning of period                                             --

Cash at end of period                                            $     127

Supplemental disclosure of cash flow information
 Cash paid during the period for:
        Interest                                                 $      43
        Income taxes                                             $      --


   The accompanying notes are an integral part of the financial statements.

                      KRAD KONSULTING, LLC
                  Notes to Financial Statements


Note 1 - Summary of Significant Accounting Policies

Description of Business

The financial statements presented are those of Krad Konsulting, LLC (the "Company"). The Company was organized as a single member limited liability company under the laws of the State of Delaware on February 10, 2000. The Company is engaged in the business of providing computer network and software systems consulting, installation, and maintenance services to businesses.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Accounts Receivable

The   Company   considers  accounts  receivable   to   be   fully
collectible; accordingly, no allowance for doubtful accounts is required.

Property and equipment and depreciation

Property and equipment are stated at cost. Depreciation for both financial reporting and income tax purposes is computed using accelerated methods over the estimated lives of the respective assets. Maintenance and repairs are charged to expense when incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts and any gain or loss is credited or charged to income.

Income Taxes

The Company is not a taxpaying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. Income of the Company is taxed to the member in his individual returns.

Note 2 - Loan receivable

The  Company provided a loan of $5,000 to an individual on August
16,  2000.   The  loan  is due in one year, uncollateralized  and
bears interest at 7% per annum.

                      KRAD KONSULTING, LLC
                  Notes to Financial Statements


Note 3 - Investments in Partnerships

The Company invested $5,046 in the following investment partnerships:

  Sun Investments Partnership I                   $2,500
  Sun Investments Partnership II                   2,500
  Sun Investments Partnership III                     46
                                                  $5,046

The investments in the "Sun Investments" partnerships are carried at cost, as there is no readily available market for these entities. If an other-than-temporary impairment resulting from a decline in fair value in the investment shall be considered to have occurred, the cost basis shall be written down to fair value as a new cost basis and the amount of the write-down shall be included in earnings as a realized loss.

Note 4 - Long-lived Assets

The Company accounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to be Disposed Of. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by an asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of carrying amount or fair value less costs to sell.

Note 5 - Related Party Transactions

The Company made advances to its member totaling $13,285 as of September 30, 2000. There are no specific terms for repayment. The Company does not lease or rent any property. Office services are provided without charge by the member. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein.

Note 6 - Year 2000 Issue

The Company uses computer software programs and operating systems in its internal operations, including applications used in financial business systems and various administrative functions. Although the Company's software applications contain source code that appropriately interpreted

                      KRAD KONSULTING, LLC
                  Notes to Financial Statements


the calendar year 2000, failure by the Company to make any further modifications resulting from "Year 2000" could result in systems interruptions or failures that could have a material adverse effect on the Company's business. The Company has not incurred, nor anticipates that it will incur material expenses to make its computer software programs and operating systems "Year 2000" compliant. However, there can be no assurance that unanticipated costs necessary to update software, or potential systems interruptions, will not exceed the Company's expectations and have a material adverse effect on the Company's business, financial condition and results of operations.

Note 7 - Subsequent Events

Sale of Business

Pursuant to an acquisition agreement entered into with Western Media Group Corporation ("WMGC") on October 27, 2000, WMGC acquired the Company in exchange for the issuance of 100,000 shares of common stock of WMGC, and the Company became a wholly owned subsidiary of WMGC. WMGC is a publicly held, inactive Minnesota corporation in good standing. In connection with the transaction, the board of directors of WMGC appointed the member of the Company as a director of WMGC.

                WESTERN MEDIA GROUP CORPORATION

           PROFORMA CONSOLIDATED FINANCIAL STATEMENTS


On October 31, 2000, Western Media Group Corporation, ("Company") issued 9,000,000 shares of its common stock to DDR, Ltd. ("DDR") in connection with certain transactions contemplated under a Consulting Agreement dated October 11, 2000 and Acquisition Agreement dated October 27, 2000 (collectively the "DDR Agreements"). These shares were issued following a recapitalization of the Company in which the Company increased the number of authorized shares to 100,000,000, par value $0.001, consisting of 95,000,000 shares of common stock and 5,000,000 shares of preferred stock without designation as to series, rights, or preferences, and a 1 for 10 reverse split in the issued and outstanding common shares. The recapitalization was approved a meeting of the stockholders held on October 10, 2000.

Under the DDR Agreements, DDR agreed to provide over a period of one-year consulting services to the Company in connection with private and public financing, securities broker and investor relations, and mergers and acquisitions, including a proposed acquisition of K-Rad Konsulting, LLC, of Huntington, New York ("KKL") which was a wholly owned subsidiary of DDR. In consideration for such services, the Company agreed to sell to DDR 9,000,000 post-reverse split shares for $900 and the acquisition  of  KKL.  Pursuant to the verbal  agreement  of  the parties to modify the terms of the written DDR Agreements, the Company issued 9,000,000 shares of common stock to acquire all of the member interest in KKL from DDR, and DDR agreed to continue to provide the consulting services described in the DDR
Agreements in consideration for the benefits derived from the Company common stock issued to DDR.

The purchase price was determined through arm's-length negotiations between the Company and DDR on the basis of the net assets of KKL and the goodwill associated with the business. The owners of DDR, Dennis Helfman, Donald Helfman and Bita Azrieh were not affiliated or associated with the Company or its affiliates prior to the acquisition.

As a result of the reverse stock split and the transaction with DDR, DDR acquired approximately 78.3% of the 11,499,310 shares of common stock of the Company outstanding on October 31, 2000.

Krad Konsulting, LLC was organized as a single member limited liability company under the laws of the State of Delaware on February 10, 2000. Krad Konsulting, LLC is engaged in the business of providing computer network and software systems consulting, installation, and maintenance services to businesses.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

              PROFORMA CONSOLIDATED BALANCE SHEET
                          (UNAUDITED)

                                                        September 30,
                                                             2000
        ASSETS

Current assets:
Cash                                                        $   1,152
Accounts receivable                                             8,300
Due from related party                                         13,285
Loan receivable                                                 5,000

   Total current assets                                        27,737

Property and equipment:
Office equipment                                                2,372
Automobiles                                                    15,990
                                                               18,362
Accumulated depreciation                                       (3,534)

                                                               14,828
Other assets:
Investments in partnerships                                     5,046


   Total assets                                             $  47,611

                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

                   PROFORMA CONSOLIDATED BALANCE SHEET
                               (UNAUDITED)

                                                             September 30,
                                                                  2000

    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Accounts payable                                            $   6,093

        Total current liabilities                                 6,093

Stockholders' equity (deficit):
  Preferred stock: undesignated, 5,000,000
    unauthorized; none issued and outstanding                         -
  Common stock: $.001 par value; 95,000,000
    shares authorized; issued and outstanding
    11,499,310 and 1,199,310 shares, respectively                11,499
  Additional paid-in capital                                    899,444
  Accumulated deficit                                          (943,064)
  Surplus (deficit) accumulated during the
    development stage                                            73,639

        Total stockholders' equity (deficit)                     41,518

        Total liabilities and
           stockholders' equity (deficit)                     $  47,611

                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

              PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                               (UNAUDITED)


                                    Nine Months                   Period from
                                      Ended       Year Ended    August 1, 1991
                                   September 30,  December 31,  To September 30,
                                      2000            1999            2000

Revenues:
  Consulting income                  $ 60,470      $        -    $  60,470

Administrative expenses               (26,616)              -      (69,337)

Depreciation expense                   (3,534)              -       (3,534)

Income tax expense (benefit)                -               -            -

Operating income (loss)                30,320               -      (12,401)

Other income:
  Debt forgiveness                     86,040               -       86,040

Net income (loss)                     116,360               -       73,639

Other comprehensive income (loss)           -               -            -

Proforma comprehensive income (loss) $116,360      $        -    $  73,639

Proforma basic earnings (loss)
  per share                          $    .01      $      .01    $     .04

Proforma weighted average
 number of shares outstanding        8,496,296      1,199,310    1,987,765

Historical comprehensive
  income (loss)                      $  75,867     $        -    $  33,146

Historical basic earnings (loss)
  per share                          $       -     $        -    $       -

Historical weighted average number
  of shares outstanding              19,498,595     1,199,310   12,870,542

                                  WESTERN MEDIA GROUP CORPORATION
                                   (A Development Stage Company)

              PROFORMA CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                                           (UNAUDITED)

                                                                                           Surplus
                                                                                          (Deficit)
                                                                                         Accumulated
                                       Common Stock         Additional                     During
                                 Number of                    Paid-In    Accumulated     Development
                                  Shares        Amount        Capital       Deficit         Stage          Total


Reentrance into development
 stage (August 1, 1991)           1,199,310    $    1,199    $   856,046   $  (943,064)    $       -     $  (85,819)

Net loss: August 1, 1991
 to December 31, 1991                     -             -              -             -             -              -
Net income (loss) - 1992                  -             -              -             -       (42,721)       (42,721)
Net income (loss) - 1993                  -             -              -             -             -              -
Net income (loss) - 1994                  -             -              -             -             -              -
Net income (loss) - 1995                  -             -              -             -             -              -
Net income (loss) - 1996                  -             -              -             -             -              -
Net income (loss) - 1997                  -             -              -             -             -              -
Net income (loss) - 1998                  -             -              -             -             -              -
Net income (loss) - 1999                  -             -              -             -             -              -

December 31, 1999                 1,199,310         1,199        856,046      (943,064)      (42,721)     $(128,540)

Stock issuance on March 16, 2000
 in settlement of indebtedness
 to former officer                  100,000           100         9,900              -             -         10,000

Stock issuance on March 16, 2000
 at $.003 per share, net of
 issuance costs of $1,125         1,200,000         1,200        32,675              -             -         33,875

Equity contribution to cover
 administrative expenses                  -             -         8,923              -             -          8,923

Issuance of shares as part of
 DDR agreements                   9,000,000         9,000        (8,100)             -             -            900

Net income (loss):
 January 1, 2000 to
  September 30, 2000                      -             -             -              -       116,360        116,360

September 30, 2000               11,499,310     $   11,499    $ 899,444   $  (943,064)    $   73,639   $     41,518

                     WESTERN MEDIA GROUP CORPORATION
                      (A Development Stage Company)

              PROFORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
                       Increase (Decrease) In Cash
                               (UNAUDITED)

                                     Nine Months                 Period from
                                       Ended       Year Ended   August 1, 1991
                                   September 30,   December 31, To September 30,
                                         2000       1999          2000
Cash flows from operating activities:
  Net income (loss)                    $ 116,360   $    -         $ 73,639
  Adjustments to reconcile net income
    (loss) to cash flows from
    operating activities:
      Depreciation                         3,534         -           3,534
      Debt forgiveness                   (86,040)        -         (86,040)
      Accounts receivable                 (8,300)        -          (8,300)
        Related party receivable         (13,285)        -         (13,285)
      Loan receivable                     (5,000)        -          (5,000)
      Accounts payable and other
        current liabilities              (26,407)        -          14,836

Cash flows from operating activities     (19,138)        -         (20,616)

Cash flows from financing activities:
  Issuance   of  common  stock,  net      43,698         -          43,698

Cash flows from investing activities:
  Purchases of equipment                 (18,362)        -         (18,362)
  Investments in partnerships             (5,046)        -          (5,046)

Cash flows from investing activities     (23,408)        -         (23,408)

Increase (decrease) in cash                1,152         -            (326)

Cash:
  Beginning of period                          -         -           1,478

  End of period                       $    1,152   $     -      $    1,152

Supplemental cash flows information:
  Interest paid                       $       43   $     -      $       43
  Income taxes paid                   $        -   $     -      $        -

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

The Company was incorporated on July 26, 1977, under the laws  of the  State  of  Minnesota.  On November  17,  1988,  the  Company
changed  its  name to Western Media Group Corporation.   Formerly
the Company was known as Ionic Controls, Inc.

On July 31, 1991, the Company sold substantially all of its operations, KXDC-AM and FM in Monterey, California for
$1,100,000. Proceeds from this sale were assigned to the Company's chief executive officer in settlement of $5,156,139 owed to this individual. The Company recorded a gain on debt forgiveness of $4,056,139 on this transaction as reported in its September 30, 1991 Form 10-Q.

The Company's only remaining operations at that date were 100% working interests in two oil leases in Bugai - Guadolupe County, Texas owned through the Company's wholly-owned subsidiary, Ionic Energy Corporation. These leases were without value and the
Company ultimately abandoned these interests in 1992. The Company further allowed Ionic Energy Corporation to be statutorially dissolved on August 1, 1997.

On October 31, 2000, Western Media Group Corporation, ("Company") issued 9,000,000 shares of its common stock to DDR, Ltd. ("DDR") in connection with certain transactions contemplated under a Consulting Agreement dated October 11, 2000 and Acquisition Agreement dated October 27, 2000 (collectively the "DDR Agreements"). These shares were issued following a recapitalization of the Company in which the Company increased the number of authorized shares to 100,000,000, par value $0.001, consisting of 95,000,000 shares of common stock and 5,000,000 shares of preferred stock without designation as to series, rights, or preferences, and a 1 for 10 reverse split in the issued and outstanding common shares. The recapitalization was approved a meeting of the stockholders held on October 10, 2000.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Nature of Business (Continued)

Under the DDR Agreements, DDR agreed to provide over a period of one-year consulting services to the Company in connection with private and public financing, securities broker and investor relations, and mergers and acquisitions, including a proposed acquisition of K-Rad Konsulting, LLC, of Huntington, New York ("KKL") which was a wholly owned subsidiary of DDR. In consideration for such services, the Company agreed to sell to DDR 9,000,000 post-reverse split shares for $900 and the acquisition  of  KKL.  Pursuant to the verbal  agreement  of  the parties to modify the terms of the written DDR Agreements, the Company issued 9,000,000 shares of common stock to acquire all of the member interest in KKL from DDR, and DDR agreed to continue to provide the consulting services described in the DDR
Agreements in consideration for the benefits derived from the Company common stock issued to DDR.

The purchase price was determined through arm's-length negotiations between the Company and DDR on the basis of the net assets of KKL and the goodwill associated with the business. The owners of DDR, Dennis Helfman, Donald Helfman and Bita Azrieh were not affiliated or associated with the Company or its affiliates prior to the acquisition.

As a result of the reverse stock split and the transaction with DDR, DDR acquired approximately 78.3% of the 11,499,310 shares of common stock of the Company outstanding on October 31, 2000.

Krad Konsulting, LLC was organized as a single member limited liability company under the laws of the State of Delaware on February 10, 2000. Krad Konsulting, LLC is engaged in the business of providing computer network and software systems consulting, installation, and maintenance services to businesses.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Krad
Konsulting, LLC. All intercompany transactions and balances have been eliminated in consolidation.

Fixed Assets

Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation ae removed from the accounts and the resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is expensed as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

Risks, Estimates and Uncertainties

  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

  Accounts Receivable

  The Company sells to domestic companies. The Company grants uncollateralized credit. Management believes all amounts are collectible and has not provided for an allowance for doubtful accounts. Due to uncertainties in the collection process, however, it is at least reasonably possible that management's estimate will change during the next year. That amount cannot be estimated.

Earnings Per Share

The Company has implemented FASB 128: Earnings Per Share. Basic EPS excludes dilution and is computed by dividing net income by the weighted-average number of common shares outstanding for the year. Diluted EPS reflects the potential dilution from stock options and warrants and is computed using the treasury stock method. Under the treasury stock method stock options are assumed to have been exercised at the beginning of the period if the exercise price exceeds the average market price during the period. The computation of diluted EPS does not assume conversion or exercise of securities that would have an antidilutive effect on earnings per share.

There are not outstanding stock options or warrants.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income

SFAS No. 130 establishes standards for the reporting and disclosure of comprehensive income and its components which will be presented in association with a company's financial statements. Comprehensive income is defined as the change in a business enterprise's equity during a period arising from transactions, events or circumstances relating to non-owner sources, such as foreign currency translation adjustments and unrealized gains or losses on available-for-sale securities. It includes all changes in equity during a period except those resulting from investments by or distributions to owners. For the periods ended September 30, 2000 and December 31, 1999, net income and comprehensive income were equivalent.

Fair Value of Financial Instruments

SFAs   No.  107,  "Disclosures  About  Fair  Value  of  Financial
Instruments" requires disclosure of the estimated fair value of financial instruments as follows:

  Short-term Assets and Liabilities:

  The   fair   values  of  cash,  accounts  receivable,  accounts
  payable, accrued liabilities, and short-term debt approximate their carrying values due to the short-term nature of these financial instruments.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" which requires the use of the "liability method" of accounting for income taxes. The Company's net operating loss carryforwards are fully allowed for due to questions regarding the Company's ability to utilize these losses before they expire.


NOTE 2 - DEVELOPMENT STAGE COMPANY

On July 31, 1991, the Company sold substantially all of its operations and reentered the development stage. From that date to October 2000, the Company has devoted the majority of its efforts to: maintenance of the corporate status; raising capital; and the search for a merger candidate.

The Company has been fully dependent upon the support of certain stockholder(s) for the maintenance of its corporate status and to provide all working capital support for the Company. These stockholder(s) intend to continue to fund necessary expenses to sustain the Company. As described in Note 1, the Company has merged  with  Krad Konsulting, LLC. If Krad Konsulting  does  not remain profitable or if the Company's stockholder(s) do not continue to fund necessary expenses of the Company it could result in the Company being unable to continue as a going concern. No estimate can be made of the range of loss that is reasonably possible should the Company be unsuccessful.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 3 - OTHER TRANSACTIONS

Loan Receivable

The  Company provided a loan of $5,000 to an individual on August
16, 2000. The loan is due in one year, uncollaterlized and bears interest at 7% per annum.

Note Payable and Accrued Interest - Related party /
  Amount Due to Officer

 These  obligations  were settled March 16, 2000  for  $20,000  (
 $10,000 in cash; 1,000,000 shares of common stock with a stated value of $10,000) resulting in $21,391 in debt forgiveness.

Related Party Transactions

The Company made advances to its member totaling $13,285 as of September 30, 2000. There are no specific terms for repayment.

The Company does not lease or rent any property.  Office services
are  provided  without  charge by the  member.   Such  costs  are
immaterial to the financial statements, and, accordingly, have not been reflected therein.

Accounts Payable

In 2000 the $87,149 in accounts payable from December 31, 1999, were settled for $22,500 resulting in debt forgiveness of $64,649.

Stock Issuance

On March 16, 2000, the Company approved the issuance of 1,200,000 shares of common stock at $.093 a share.

On October 31, 2000, the Company issued 9,000,000 shares of common stock at $.0001 a share. See Note 1.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 3 - OTHER TRANSACTIONS (Continued)

Investments

The   Company   invested  $5,046  in  the  following   investment
partnerships:

 Sun Investments Partnership I             $ 2,500
 Sun Investments Partnership II              2,500
 Sun Investments Partnership III                46

                                            $ 5,046

The investments in the "Sun Investments" partnerships are carried at cost, as there is no readily available market for these entities. If an other-than-temporary impairment resulting from a decline in fair value in the investment shall be considered to have occurred, the cost basis shall be written down to fair value as a new cost basis and the amount of the write-down shall be included in earnings as a realized cost.


NOTE 4 - LONG-LIVED ASSETS

The Company acccounts for long-lived assets in accordance with the provisions of Statement of Financial Accounting Standards
(SFAS)  No.  121,  Accounting for the  Impairment  of  Long-Lived
Assets and or Long-Lived Assets to be disposed Of. This statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by an asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of carrying amounts of air value less costs to sell.

                WESTERN MEDIA GROUP CORPORATION
                 (A Development Stage Company)

      NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                          (UNAUDITED)

          NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000,
                  YEAR ENDED DECEMBER 31, 1999
              AND THE PERIOD FROM REENTRANCE INTO
                       DEVELOPMENT STAGE
             (AUGUST 1, 1991) TO SEPTEMBER 30, 2000

NOTE 5 - SUMMARY OF NON CASH ACTIVITY

On March 16, 2000, the Company entered into a settlement agreement with former officer and a company controlled by this former officer resulting in debt forgiveness of $21,391. This agreement also provided for the issuance of 1,000,000 shares of common stock in settlement of $10,000 owed to this former officer.

The Company's former auditors forgave any amounts owed to them resulting in debt forgiveness of $5,000.

The Company settled a $48,370 judgement for $17,500 resulting in debt forgiveness of $30,870.

The Company's former attorney settled a $33,779 obligation for $5,000 resulting in debt forgiveness of $28,779.